SECURITIES AND EXCHANGE COMMISSION
			   WASHINGTON, D.C. 20549
		     _________________________________

				 FORM 8-K

			      Current Report
		  Pursuant to Section 13 or 15(d) of the
		      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   May 23, 2002


		     TRANSPORTATION LOGISTICS INT'L, INC.
	  ------------------------------------------------------
	  (Exact name of Registrant as Specified in its Charter)


	Colorado                   0-25319                84-1191355
 --------------------------------------------------------------------------
 (State of Incorporation)      (Commission File       (IRS Employer
				Number)                Identification No.)


		    136 Freeway Drive, East Orange, NJ 07018
		    ----------------------------------------
		    (Address of principal executive offices)

				(973) 266-7020
			 -----------------------------
			 Registrant's Telephone Number



Item 2. Acquisition of Xcalibur Xpress Inc.

     On May 23, 2002 Transportation Logistics Int'l Inc. acquired all of the capital stock of Xcalibur Xpress Inc. Xcalibur Xpress is based in Charleston, South Carolina. It performs intermodal trucking and delivery, warehousing and third party logistics for its clients.

     The capital stock of Xcalibur Xpress was acquired by Transportation Logistics in exchange for (1) its undertaking to provide financial services to Xcalibur Xpress and (2) the agreement by Transportation Logistics to forebear immediate collection of $200,000 owed by Xcalibur Xpress to Transportation Logistics.

     The shares of Xcalibur Xpress were acquired from Rickey L. Kelly. In connection with the acquisition, Xcalibur Xpress entered into a five year employment agreement with Mr. Kelly, who will serve as its President. The employment agreement provides for an annual salary of $100,000. At the same time, Mr. Kelly gave to Transportation Logistics a demand promissory note in the amount of $200,000 to secure the obligation of Xcalibur Xpress to Transportation Logistics in that amount.


				 EXHIBITS
				----------
1. Purchase Agreement dated May 23, 2002 between Transportation Logistics Int'l, Inc. and Rickey L. Kelly.

2. Executive Employment Agreement dated May 23, 2002 between Xcalibur Xpress Inc. and Rickey L. Kelly.

3. Financial Statements of Xcalibur Xpress Inc. - to be filed by amendment.

4. Pro Forma Financial Statements - to be filed by amendment.


				SIGNATURES
			       ------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				TRANSPORTATION LOGISTICS INT'L, INC.

Dated: August 19, 2002          By:/s/ Michael Margolies
				------------------------------
				Michael Margolies
				Chief Executive Officer



		 *  *  *  *  *  *  *  *  *  *  *  *  *  *  *

							      Exhibit 1

			      PURCHASE AGREEMENT


     THIS AGREEMENT, made and entered into this 23rd day of May, 2002, by and between TRANSPORTATION LOGISTICS INT'L INC., a Colorado Corporation, located at 136 Freeway Drive East, East Orange, NJ 07018-4000 ("TLI"), and RICKEY L. KELLY located at 311 Johnnie Dodds Blvd., Suite 211, Mt. Pleasant, South Carolina 29464 ("Kelly"), sometimes hereinafter jointly referred to as The Parties.

			     W I T N E S S E T H:

     WHEREAS, Kelly currently owns all of the issued and outstanding shares of XCALIBUR XPRESS. INC. a South Carolina corporation ("Xcalibur"),

     WHEREAS, TLI wishes to purchase 100% of the issued and outstanding shares of Xcalibur, subject to the terms and conditions, set forth herein;

     NOW, THEREFORE, based upon the above and foregoing premises and such other and further consideration, the adequacy and receipt of which are duly acknowledged,

IT IS AGREED as follows:


I. Purchase of Stock:

     1.1 The Parties agree that in exchange for the providing of financial services, including securing loans to Xcalibur (of which $200,000 has already been loaned to and received by Xcalibur) and other good and valuable consideration, Kelly will sell to TLI, 20,000 shares of Xcalibur Stock, fully paid and non-assessable.

     1.2 The Stock sold by Kelly, will represent a 100% interest in Xcalibur.


II.  Representations, Warranties and Covenants

     2.1 TLI warrants and represents:

	 (a) TLI is a Colorado corporation duly organized, validly existing and in good standing in Colorado and has full power and authority to carry on its business as currently conducted, and to own or lease and to use at the places it is currently located, and qualified to transact business in each jurisdiction in which it does business whereby the nature of such business it is required to be qualified in such jurisdiction to conduct its business.

	 (b) The execution and delivery of this Agreement and the performance by TLI of its obligations hereunder will not result in any material breach or violation of, or material default under any material agreement, indenture, lease, license, mortgage, instrument, or understanding, nor result in any violation of any law, rule regulation, statute, order or decree of any kind to which TLI or any of its affiliates, is a party or by which any of them or any of their property is or may be or become subject.

     2.2 Kelly Warrants and Represents:

	 (a) Xcalibur is a South Carolina corporation duly organized, validly existing and in good standing in South Carolina and has full power and authority to carry on its business as currently conducted, and to own or lease and to use at the places it is currently located, and qualified to transact business in each jurisdiction in which it does business whereby the nature of such business it is required to be qualified in such jurisdiction to conduct its business.

	 (b) There are no pending material lawsuits in which it is a party, nor has it received any information of anyone's intention to commence any material litigation except as disclosed in EXHIBIT A.

	 (c) Xcalibur has duly filed all tax returns and is not in default with respect to the payment of any taxes, that it is not being audited by the Internal Revenue Service (IRS) nor received any notice from the IRS of intention to audit Xcalibur.

	 (d) The execution and delivery of this Agreement and the performance by Kelly of his obligations hereunder will not result in any material breach or violation of, or material default under any material agreement, indenture, lease, license, mortgage, instrument, or understanding, nor result in any violation of any law, rule regulation, statute, order or decree of any kind to which Kelly is a party or by which he or his property is or may be or become subject.

	 (e) The authorized capital stock of Xcalibur consists of 20,000 shares of Common Stock pursuant to Articles of Amendment filed with the South Carolina Secretary of State on April 5, 2001, of which all 20,000 shares are issued and outstanding and no other shares of any other class or series of capital stock are issued and outstanding. There are no subscriptions, options, warrants, calls, rights, contracts, commitments, understandings, restrictions or arrangements relating to the issuance, sale, transfer or voting of any shares of common stock of Xcalibur including any rights of conversion or exchange under any outstanding securities or other instruments. All of the shares have been validly issued and are fully paid, nonassessable and free of preemptive rights.

	 (f)(i) The consolidated balance sheets of Xcalibur dated as of December 31, 2001 and the related consolidated profit and loss statements for the fiscal year then ended, copies of which have heretofore been delivered to TLI by Kelly, and all other statements and data submitted in writing by Kelly to TLI in connection with Xcalibur's request for credit are true and correct, and said balance sheet and profit and loss statement accurately present the financial condition of Xcalibur as of the dates thereof and the results of the operations of Xcalibur for the period covered thereby, and have been prepared in accordance with GAAP, (ii) since such dates, there have been no material adverse changes in the financial condition of Xcalibur, and (iii) Kelly has no knowledge of any liabilities, contingent or otherwise, which are not reflected in said balance sheet, and Xcalibur has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a Material Adverse Effect upon its financial condition, operations or business as now conducted;

	 (g) That copies of titles to motor vehicles owned by Xcalibur attached hereto as Exhibit B (1) represent all the titles to all the motor vehicles owned by Xcalibur, (ii) accurately reflect all liens against such motor vehicles, and (iii) that the originals of the titles will be delivered to TLI simultaneously with the execution of this agreement.


III.  Notices:

     3.1 All notices to be given to any of The Parties shall be in writing sent by U.S. certified mail, return receipt, or by facsimile mail at the addresses set forth below:

	 (a) TLI:

		     TRANSPORTATION LOGISTICS INT'L INC.
			   136 Freeway Drive East,
			 East Orange, NJ 07018-4000
			    (Fax): 973-266-7030

	 (b) Kelly:

			       RICKEY L. KELLY
			   311 Johnnie Dodds Blvd.
				  Suite 211
		      Mt. Pleasant, South Carolina 29464
			     (Fax): 843-216-5780


     3.2 Notice shall be deemed given and delivered to the recipient, if by mail, five (5) business days after the posting of the notice and, if by facsimile, then one (1) business day after the sending of the facsimile.

     3.3 Any of The Parties may change the address to which the notice is to be sent in the same manner as stated above for the giving of notice.


IV.   Miscellaneous:

     4.1 This Agreement constitutes the entire agreement among The Parties and supersedes all prior agreements, if any, written or oral, and all such prior agreements shall have no force or effect.

     4.2 TLI acknowledges that the stock has been received.

     4.3 This Agreement may not be modified or changed unless in writing signed by The Parties.

     4.4 The captions of any of the paragraphs of this Agreement have been inserted for the purposes of convenience and shall not be deemed to modify, explain, enlarge or restrict any of the provisions of this Agreement.

     4.5 This Agreement shall be binding upon and inure to the benefit of The Parties successors, heirs and estate, as the same shall be applicable to the respective Parties.

     4.6 The validity and enforceability of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties shall be governed by the laws of the State of New Jersey without reference to any conflict of law principles that would tend to preclude application of the substantive law of the state of New Jersey. Any and all actions filed by the parties hereto arising out of this agreement must be brought exclusively in any State or Federal court located in the state of New Jersey and the parties waive any objection to venue or forum non conveniens of any action so filled.


IN WITNESS WHEREOF, The Parties have duly executed this Agreement.

TRANSPORTATION LOGISTICS INT'L INC.


By:     ______________________

Attest:
	_______________________

						In the presence of:

___________________________                     ________________________
Rickey L. Kelly                                 Witness


						__________________________
						Witness


		 *  *  *  *  *  *  *  *  *  *  *  *  *  *  *

								Exhibit 2

		       EXECUTIVE EMPLOYMENT AGREEMENT

     This Agreement made and entered into as of the 23rd day of May, 2002, by and between XCALIBUR XPRESS, INC., a South Carolina Corporation located at 311 Johnnie Dodds Blvd., Suite 211, Mt. Pleasant, South Carolina 29464 ("Company"), and RICKEY L. KELLY residing at 1152 Black Rush Circle, Mount Pleasant, South Carolina 29466 ("Executive").

     WHEREAS, the Company desires that Executive serve in a senior executive capacity in the Company, and

     WHEREAS, Executive is willing to be employed by Company, and Company is willing to employ Executive, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein-after set forth, the parties hereto, covenant and agree as follows:

1. AGREEMENT TO EMPLOY AND BE EMPLOYED

   Company hereby employs Executive as President and CEO of the Company, and Executive hereby accepts and agrees to such employment.

2. DESCRIPTION OF EXECUTIVE'S DUTIES

   Subject to the supervision and pursuant to the orders, advice, and direction of the Board of Directors of Company (the "Board"), Executive shall perform such duties as are customarily performed by one holding such position in other businesses or enterprises of the same or similar nature as that engaged in by Company including but not limited to supervising the regular and ordinary day-to-day management functions. Executive shall additionally render such other and unrelated services and duties as may be assigned to him from time to time by the Board.

3. MANNER OF PERFORMANCE OF EXECUTIVE'S DUTIES

   Executive shall at all times faithfully, industriously, and to the best of his ability, experience, and talent, perform all duties that may be required of and from him pursuant to the express and implicit terms hereof, to the reasonable satisfaction of Company. Such duties shall be rendered at the abovementioned premises and at such other place or places as Company shall in good faith require or as the interests, needs, business, and opportunities of Company shall require or make advisable.

4. DURATION OF EMPLOYMENT

   The term of employment shall be five years, commencing on May 20, 2002, and terminating May 19, 2007, subject, however, to prior termination as otherwise provided herein.

5. COMPENSATION

   For the services to be rendered by Executive, Company shall pay Executive an annual base salary of One Hundred Thousand Dollars, subject to income tax withholdings and other payroll deductions. Paid in installments throughout the year as customary in respect of Company's salaried employees in general.

6. MEDICAL AND DENTAL INSURANCE

   During the term of this Agreement, Company shall furnish and pay for Executive's full family coverage medical and dental insurance.

7. EXPENSES

   Company will pay or reimburse Executive for such authorized reasonable travel, entertainment, or other expenses he may incur at the request of Company during the term of this Agreement in connection with the performance of his duties hereunder. Executive shall furnish Company with such evidence that such expenses were incurred as Company may from time to time require or request.

8. AUTOMOBILE

   Company shall provide Executive with an automobile and pay all maintenance and operating expenses, including but not limited to, fuel, repairs and insurance.

9. EXECUTIVE'S LOYALTY TO COMPANY'S INTERESTS

   Executive shall devote all of his time, attention, knowledge, and skill solely and exclusively to the business and interests of Company, and Company shall be entitled to all benefits, emoluments, profits, or other issues arising from or incident to any and all work, services, and advice of Executive. Executive expressly agrees that during the term hereof he will not be interested, directly or indirectly, in any form, fashion, or manner, as partner, officer, director, stockholder, advisor, executive, or in any other form or capacity, in any other business similar to Company's business or any allied trade, except that nothing herein contained shall be deemed to prevent or limit the right of Executive to invest any of his surplus funds in the capital stock or other securities of any corporation whose stock or securities are publicly owned or are regularly traded on any public exchange or listed on the National Association of Securities Dealers Automated Quotation System if the Executive is not a controlling person of, or a member of a group which controls, such corporation and the Executive does not, directly or indirectly, own 1% or more of any class of equity securities, or securities convertible into or exercisable or exchangeable for 1% or more of any class of equity securities, of such corporation., nor shall anything herein contained by deemed to prevent Executive from investing or limit Executive's right to invest his surplus funds in real estate.


10. RESTRICTIVE COVENANTS: NON-COMPETITION; NON-DISCLOSURE; NON-SOLICITATION

   10.1.1 Covenant Not to Compete. Executive shall not engage in any activity directly or indirectly (on his own behalf or as agent, employee, officer, director, partner, shareholder or other owner), loan money or credit to, own any interest in, engage in, or otherwise participate in a business competitive with the Company's present operations and business within a 75-mile radius of any Company operation for a period of two (2) years following the termination of his employment. Executive acknowledges that his covenant not to compete is essential to this Agreement, that the Company would not have entered into this Agreement without this section being included in it, and this section is reasonable and does not place any undue hardship on Executive, and that Executive has been amply and generously compensated for agreeing to the terms of this Covenant. Executive acknowledges and agrees that the Company's remedy at law for any breach of his obligations under this section would be inadequate, and agrees and consents that temporary and permanent injunctive relief may be granted in any proceeding which may be brought to enforce any provisions of this section without the necessity of proof of actual damages. With respect to any such provisions finally determined by a court of competent jurisdiction to be unenforceable, such court shall have jurisdiction to reform this Agreement and such provision so that it is enforceable to the maximum extent permitted by law, and the parties shall abide by such court's determination. If such unenforceable provision cannot be reformed, such provision shall be deemed to be severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

    10.1.2 Disclosure Of Information. The Executive recognizes and acknowledges that he will have access to certain confidential proprietary information of the Company that is a valuable, special and unique asset of the business of the Company and its subsidiaries and affiliates. He therefore covenants and agrees, which covenant and agreement is of the essence of this Agreement, that during or after the term of his employment, he will not reveal to anyone not an employee, officer, agent or consultant of the Company and its subsidiaries and affiliates at any time the business methods or secrets of the Company and their affiliates, and that upon termination of his employment, he will return to the Company all records and documents (and all copies thereof) and all other property belonging to the Company or relating to its business.

    10.1.3 Solicitation And Enticement Of Employees. The Executive agrees that during the term of his employment by the Company and for a period of two
(2) years after termination of his employment with the Company, he will not solicit or entice any other employee of the Company to leave the Company to go to work for any other business or organization which is in direct or indirect competition with the Company.

    10.1.4 Customers Of The Company. The Executive agrees that during the term of his employment by the Company and for a period of two (2) years after termination of his employment with the Company, the Executive shall not, directly or indirectly, request or advise a customer of the Company or its subsidiaries to curtail or cancel such customer's business relationship with the Company, or during and for a period of two (2) years following the termination of his employment by the Company, solicit business from any customer of the Company in favor of any business which competes with the business conducted by the Company.

10.2 Rights and Remedies Upon Breach

    If the Executive breaches, or threatens to commit a breach of, any of the provisions contained in Section 10 of this Agreement (the "Restrictive Covenants"), the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity:

    10.2.1 Specific Performance. The right and remedy to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company.

    10.2.2 Injunctive relief. Executive acknowledges and agrees that the Company's remedy at law for any breach of his obligations under this section would be inadequate, and agrees and consents that temporary and permanent injunctive relief may be granted in any proceeding which may be brought to enforce any provisions of this section without the necessity of proof of actual damages.

    10.2.3 Blue pencil. With respect to any such provisions finally determined by a court of competent jurisdiction to be unenforceable, such court shall have jurisdiction to reform this Agreement and such provision so that it is enforceable to the maximum extent permitted by law, and the parties shall abide by such court's determination. If such unenforceable provision cannot be reformed, such provision shall be deemed to be severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

    10.2.4 Accounting. The right and remedy to require the Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits derived or received by the Executive as the result of any action constituting a breach of the Restrictive Covenants.

    10.2.5 Enforceability In Jurisdictions. The provisions of Section 14 notwithstanding, the Company and the Executive intend to, and hereby do, confer jurisdiction to enforce the Restrictive Covenants upon the courts of any jurisdiction within the geographical scope of such Restrictive Covenants. If the courts of any one or more of such jurisdictions hold the Restrictive Covenants unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the Company that such determination not bar or in any way affect the right of the Company to the relief provided above in the courts of any other jurisdiction within the geographical scope of such Restrictive Covenants, as to breaches of such Restrictive Covenants in such other respective jurisdictions, such Restrictive Covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

11. TERMINATION OF EMPLOYMENT

    11.1 Termination for Cause

    Not withstanding anything in this Agreement to the contrary, Company may terminate this Agreement without liability, for "Cause" (as defined below) by Company giving written notice of termination to Executive by registered mail, addressed to him in care of Company at the above stated address (or at such other address as Executive shall designate in writing) setting forth the reasons for such termination. As used herein, the term "Cause" shall include the following: (i) material and willful or gross misconduct by Executive in the performance of his duties hereunder, the consequences of which are materially adverse to the Company, monetarily or otherwise; (ii) the willful failure by Executive to perform or observe any substantial lawful obligation of such employment that is not remedied within five (5) days after receipt of written notice thereof from the Board of Directors; (iii) the Executive shall become disabled, as the term "disabled" is hereinafter fixed and defined.
For purposes of this Agreement, Executive shall be deemed to have become disabled if he cannot perform the duties assigned to him under this agreement for forty-five (45) consecutive days or an aggregate of ninety (90) days within any twelve month period, or a physician selected by the Company, certifies that because of ill health, physical or mental disability, or for other causes beyond his control, that he is unable or unwilling or has failed to substantially perform his duties hereunder; (iv) a finding by a court of competent jurisdiction that Executive is guilty of fraud or dishonesty; and
(v) Executive fails to perform the reasonable duties assigned to him under this Agreement in a manner which is consistent with the standards and policies established by the Company and/or the reputation of the Company in the community. Upon delivery of such notice of termination, all obligations of the Company hereunder shall cease.

    11.2 Termination By Death

    This Agreement shall terminate automatically upon the death of Executive and all obligations of the Company, hereunder, other than those set forth in Paragraph 11.3 below.

    11.3 Upon Termination

    Upon the termination of this Agreement, the Company shall immediately pay the Executive (or his executors, personal representatives or heirs) all amounts owed to executive through the date of termination.

12. EXECUTIVE'S COMMITMENTS BINDING ON COMPANY ONLY ON WRITTEN CONSENT

    Executive shall not have the right to make any contracts or other written commitments in excess of $5,000 for or on behalf of Company without the written consent of the Board of Directors.

13. CONTRACT TERMS TO BE EXCLUSIVE

    This written Agreement contains the sole and entire agreement between the parties, and supersedes any and all other agreements between them. The parties acknowledge and agree that neither of them has made any representation with respect to the subject matter of this Agreement or any representations inducing the execution and delivery hereof except such representations as are specifically set forth herein, and each party acknowledges that he or it has relied on his or its own judgment in entering into the Agreement. The parties further acknowledge that any statements or representations that may have heretofore been made by either of them to the other are void and of no effect and that neither of them has relied thereon in connection with his or its dealings with the other.

13. WAIVER OR MODIFICATION INEFFECTIVE UNLESS IN WRITING

    The waiver by the Company or the Executive of a breach of the other of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. Furthermore, no evidence of any waiver or modification shall be offered or received in evidence in any proceeding, arbitration, or litigation between the parties arising out of or affecting this Agreement, or the rights or obligations of any party hereunder, unless such waiver or modification is in writing, duly executed as aforesaid. The provisions of this paragraph may not be waived except as herein set forth.

14. CONTRACT GOVERNED BY LAW

    This Agreement and performance hereunder shall be construed in accordance with the laws of the State of New Jersey. Any and all actions filed by the parties hereto arising out of this agreement must be brought exclusively in any State or Federal court located in New Jersey and the parties waive any objection to venue or forum non conveniens of any action so filled.

15. ASSIGNMENT

    The Company and Executive acknowledge that the relationship established hereby is unique and personal and that neither the Company nor Executive may assign or delegate


		 [Remainder of page intentionally left blank]







any of their respective rights and/or obligations hereunder without the prior written consent of the other party.


16. COUNTERPARTS

    This Agreement may be executed in one or more counterparts each of which shall be deemed to be an original.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


					XCALIBUR XPRESS, INC.

					By:____________________________
					Name:
					Title:




WITNESS:                                        EXECUTIVE:



_______________                         ___________________________________
						Rickey L. Kelly